SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 March 18, 1999
                Date of Report (Date of earliest event reported)



                            Celerity Solutions, Inc.
               (Exact name of Registrant as Specified in Charter)



       Delaware                  0-20102                    52-1283993
      (State of               (Commission                 (IRS Employer
    Jurisdiction)             File Number)             Identification No.)


 270 Bridge Street, Suite 301 Dedham, Massachusetts               02026
    (Address of Principal  Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code (781) 329-1900


--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Item 5: Other Events.

     On March 18 1999,  Celerity  Solutions,  Inc. (the "Company" or "Celerity",
NASDAQ: CLTY) (CLTYW), announced that its Board of Directors had extended its Series A Warrant expiration date for one year to March 31, 2000. The Company currently has 344,500 Series A Warrants outstanding entitling the holder of each to purchase 1.74 Shares of Common Stock at an exercise price of $3.57 per share

     On April 6, 1999, the Company announced the resignation of Edward Terino as Treasurer and Chief Financial Officer of the Company, and the appointment of James P. Dore as Treasurer and Chief Financial Officer effective immediately.


Item 7: Financial Schedules and Exhibits

(a.) Financial Statements of Business Acquired

     Not Applicable

(b.) Pro Forma Financial Information

     Not Applicable

(c.) Exhibits

Exhibit 99.02
Press Release, dated March 18, 1999, "Celerity Solutions Announces Extension of Series A Warrants".

Exhibit 99.03
Press Release,  dated April 6, 1999,  "Celerity  Solutions,  Inc.  Announces New
CFO".


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Celerity Solutions, Inc.
                                                             (Registrant)

Date: April 9, 1999                                  By: /s/ James P. Dore
                                                         -----------------------
                                                     James P. Dore
                                                     Its: Treasurer and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX



Number      Description of Exhibits                                         Page
------      -----------------------                                         ----

99.02   Press  Release,   dated  March  18,  1999,   "Celerity  Solutions
        Announces Extension of Series A Warrants".                             4

99.03   Press Release,  dated April 6, 1999,  "Celerity  Solutions,  Inc.
        Announces New CFO".                                                    5



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